Exhibit 99.1

Applied Digital Announces Pricing of $2.35 Billion of Senior Secured Notes

DALLAS, Nov. 13, 2025 (GLOBE NEWSWIRE) — Applied Digital Corporation (NASDAQ: APLD) (“Applied Digital” or the “Company”), a leading designer, builder and operator of high-performance, sustainably engineered data centers and colocation services for Artificial Intelligence (“AI”), cloud, networking, and blockchain workloads, today announced that its subsidiary, APLD ComputeCo LLC (“APLD Compute”), has priced a $2.35 billion offering (the “Offering”) of 9.250% senior secured notes due 2030 (the “Notes”) at an issue price of 97%. The Notes will be sold in a private offering to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is expected to close on or around November 20, 2025, subject to market and other conditions.

APLD Compute intends to use the net proceeds from the Offering to fund a portion of the construction and associated expenses of its 100 megawatt (“MW”) and 150 MW data centers, ELN-02 and ELN-03 (the “Facilities”), at Applied Digital’s 400 MW Ellendale, North Dakota data center campus (“Polaris Forge 1”), repay the aggregate principal balance plus any accrued and unpaid interest under the Credit and Guaranty Agreement, dated as of February 11, 2025, by and among APLD HPC Holdings LLC (a subsidiary of Applied Digital), the subsidiary guarantors thereunder, the lenders party thereto and Sumitomo Mitsui Banking Corporation, as administrative agent, fund debt service reserves, and pay transaction expenses.

The Notes will be fully and unconditionally guaranteed by APLD Compute’s future and existing direct and indirect subsidiaries, which as of today include APLD ELN-02 HoldCo LLC, APLD ELN-03 HoldCo LLC, APLD ELN-02 LLC, APLD ELN-02 LandCo LLC, APLD ELN-03 LLC and APLD ELN-03 LandCo LLC (collectively, the “Guarantors”). The Notes and related guarantees will be secured by first-priority liens on (i) substantially all assets of APLD Compute and the Guarantors, other than certain excluded property, (ii) all equity interests of the Guarantors held by APLD Compute, as the direct parent company of the Guarantors, (iii) all equity interests of APLD Compute held by APLD HPC Holdings 2 LLC (a subsidiary of Applied Digital), as the direct parent company of APLD Compute, and (iv) the project accounts as described in the indenture governing the Notes.

Applied Digital will provide customary completion guarantees with respect to the Facilities, under which it will fund APLD Compute as necessary to ensure the timely completion of the Facilities.

Completion of the Offering is subject to certain conditions, and there can be no assurance as to whether or when the Offering may be completed.

The Notes have not been registered under the Securities Act or securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and any applicable state securities laws. The Notes will be offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act.

This press release shall not constitute an offer to sell, or a solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Applied Digital

Applied Digital (Nasdaq: APLD) — named Best Data Center in the Americas 2025 by Datacloud — designs, builds, and operates high-performance, sustainably engineered data centers and colocation services for artificial intelligence, cloud, networking, and blockchain workloads. Headquartered in Dallas, TX, and founded in 2021, the Company combines hyperscale expertise, proprietary waterless cooling, and rapid deployment capabilities to deliver secure, scalable compute at industry-leading speed and efficiency, while creating economic opportunities in underserved communities through its award-winning Polaris Forge AI Factory model.

Caution About Forward-Looking Statements

This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, the terms of the Notes, the completion, timing and size of the Offering, the anticipated use of proceeds from the Offering, future operating and financial performance, product development, market position, business strategy and objectives and future financing plans. These statements use words, and variations of words, such as “will,” “continue,” “build,” “future,” “increase,” “drive,” “believe,” “look,” “ahead,” “confident,” “deliver,” “outlook,” “demonstrates,” “expect,” “project” and “predict.” Other examples of forward-looking statements may include, but are not limited to, (i) statements that reflect perspectives and expectations regarding the initial lease agreements, the new lease agreement, and current and future campus development, (ii) statements about the HPC industry, (iii) statements of Company plans and objectives, including the Company’s evolving business model, or estimates or predictions of actions by suppliers and current and potential customers, (iv) statements of future economic performance, and (v) statements of assumptions underlying other statements and statements about the Company or its business. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and thus are inherently subject to uncertainty. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. These risks, uncertainties, and other factors include: the Company’s ability to complete construction of the Polaris Forge 1 and Polaris Forge 2 data centers; our ability to close the notes offering; changes to AI and HPC infrastructure needs and their impact on future plans; risks associated with the leasing business, including those associated with counterparties; costs related to the HPC operations and strategy; the Company’s ability to timely deliver any services required in connection with completion of installation under the lease agreements; the Company’s ability to raise additional capital to fund ongoing and future data center construction and operations; the Company’s ability to obtain financing of the lease agreements on acceptable financing terms, or at all; the Company’s dependence on principal customers, including its ability to execute and perform its obligations under its leases with key customers, including without limitation, the lease agreements; the Company’s ability to timely and successfully build hosting facilities with the appropriate contractual margins and efficiencies; power or other supply disruptions and equipment failures; the inability to comply with regulations, developments and changes in regulations; cash flow and access to capital; availability of project and other financing to continue to grow the Company’s business; decline in demand for the Company’s products and services; maintenance of third party relationships; and conditions in the debt and equity capital markets. A further list and description of these risks, uncertainties and other factors can be found in the Company’s most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, including in the sections captioned “Forward-Looking Statements” and “Risk Factors,” and in the Company’s subsequent filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, on the Company’s website (www.applieddigital.com) under “Investors,” or on request from the Company. Information in this release is as of the dates and time periods indicated herein, and the Company and APLD Compute do not undertake to update any of the information contained in these materials, except as required by law.

Media Contact

JSA (Jaymie Scotto & Associates)

(856) 264-7827

jsa_applied@jsa.net

Investor Relations Contacts

Matt Glover or Ralf Esper

Gateway Group, Inc.

(949) 574-3860

APLD@gateway-grp.com